SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

July 22, 2003

Date of Report (Date of earliest event reported)

CITIZENS HOLDING COMPANY

(Exact name of the registrant as specified in its charter)

MISSISSIPPI	001-15375	64-0666512
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

521 Main Street, Philadelphia, Mississippi	39350
(Address of principal executive office)	(Zip Code)

(601) 656-4692

(Registrant’s telephone number, including area code)

Item 5.    Other Events and Required FD Disclosures

On July 22, 2003, Citizens Holding Company (the “Company”) issued a press release that announced the earnings for the Company for the second quarter of 2003. This press release is filed as Exhibit 99.1 to this Form 8-K.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

(a) Exhibits

Exhibit 99.1	Press Release dated July 22, 2003

Item 9.    Regulation FD Disclosure. (Information in this Item 9 is being furnished under Item 12)

The following information is being furnished under “Item 12. Disclosure of Results of Operations and Financial Condition” pursuant to interim guidance issued by the Securities and Exchange Commission on March 27, 2003 in Release No. 33-8216:

On July 22, 2003, the Company issued a press release that announced the earnings for the Company for the second quarter of 2003. This press release is furnished as Exhibit 99.1 to this Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIZENS HOLDING COMPANY

BY:	/s/ Robert T. Smith
Robert T. Smith Treasurer and Chief Financial Officer

DATE: July 23, 2003

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated July 22, 2003